MERRILL AUTO TRUST SECURITIZATION
SERIES 2005-1

Contact:
	Monthly Statement to Noteholders	Derek Klein
Account Administrator
651-495-3839
Distribution Date:	September 26, 2005	derek.klein@usbank.com

	Original	Beginning	Principal	Interest	Total	Ending	% of
Class	Face Value	Balance	Distribution	Distribution	Distribution	Balance	Original
A-1	$470,300,000.00	$303,894,653.26	$85,004,101.15	$937,886.43	$85,941,987.58	$218,890,552.11	46.54274975760
A-2a	$150,000,000.00	$150,000,000.00	$0.00	$487,500.00	$487,500.00	$150,000,000.00	100.00000000000
A-2b	$488,000,000.00	$488,000,000.00	$0.00	$1,583,831.11	$1,583,831.11	$488,000,000.00	100.00000000000
A-3	$417,000,000.00	$417,000,000.00	$0.00	$1,424,750.00	$1,424,750.00	$417,000,000.00	100.00000000000
A-4	$155,400,000.00	$155,400,000.00	$0.00	$508,503.33	$508,503.33	$155,400,000.00	100.00000000000
B	$57,800,000.00	$57,800,000.00	$0.00	$199,410.00	$199,410.00	$57,800,000.00	100.00000000000
C	$31,120,000.00	$31,120,000.00	$0.00	$115,109.42	$115,109.42	$31,120,000.00	100.00000000000
Certificates	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	N/A
Total	$1,769,620,000.00	$1,603,214,653.26	$85,004,101.15	$5,256,990.29	$90,261,091.44	$1,518,210,552.11	85.79302630565

AMOUNTS PER $1,000 UNIT

		Principal	Interest	Total	Ending
Class	Cusip	Distribution	Distribution	Distribution	Balance	Interest Rate	Next Rate
A-1	590167AA0	$180.74442090	$1.99423013	$182.73865103	$465.42749758	3.47200%	3.47200%
A-2a	590167AB8	$0.00000000	$3.25000000	$3.25000000	$1,000.00000000	3.90000%	3.90000%
A-2b	590167AC6	$0.00000000	$3.24555555	$3.24555555	$1,000.00000000	3.65125%	3.84000%
A-3	590167AD4	$0.00000000	$3.41666667	$3.41666667	$1,000.00000000	4.10000%	4.10000%
A-4	590167AE2	$0.00000000	$3.27222220	$3.27222220	$1,000.00000000	3.68125%	3.87000%
B	590167AF9	$0.00000000	$3.45000000	$3.45000000	$1,000.00000000	3.88125%	4.07000%
C	590167AG7	$0.00000000	$3.69888882	$3.69888882	$1,000.00000000	4.16125%	4.35000%
Certificates	N/A	N/A	N/A	N/A	N/A	N/A	N/A

MERRILL AUTO TRUST SECURITIZATION
SERIES 2005-1

Contact:
	Monthly Statement to Noteholders	Derek Klein
Account Administrator
651-495-3839
Distribution Date:	September 26, 2005	derek.klein@usbank.com

Collection Period #	3
Collection Period Beginning Date	August 1, 2005
Collection Period End Date	August 31, 2005
Distribution Date	September 26, 2005

I. Available Amounts

A. Credits
1. Payments from Obligors Applied to Collection Period
	a. Scheduled Principal Payments	$40,910,125.72
	b. Prepaid Principal Payments	$41,730,449.28
	c. Total Principal Payments	$82,640,575.00
	d. Interest Payments	$7,695,814.31
	e. Total (c+d)	$90,336,389.31
2. Purchase Amounts from Purchased Receivables
	a. Principal Payments	$260,620.27
	b. Interest Payments	$3,871.61
	c. Total (a+b)	$264,491.88
3. Recovery of Defaulted Receivables
	a. Aggregate Amount of Defaulted Receivables	$1,385,425.01
	b. Liquidation Proceeds Allocated to Principal	$571,602.29
	c. Liquidation Proceeds Allocated to Interest	$0.00
	d. Recoveries Allocated to Principal	$0.00
	e. Recoveries Allocated to Interest	$0.00
	f. Net Principal Loss	$863,638.19
	g. Total (b+c+d+e)	$571,602.29
4. Payment for Optional Prepayment at Call Date		$0.00
5. Receivables Servicer Fees		($824,949.82)
6. Total Credits (sum 1 through 5)		$90,347,533.66

B. Total Collections
1. Available Interest Collections	$6,874,736.10
2. Available Principal Collections	$83,472,797.56
3. Net Swap Receipts	$0.00
4. Total Collections (1+2+3)	$90,347,533.66

II. Receivable Pool Balance

A. Pool Balance as of the Cut-off Date	$1,818,270,183.60
B. Pool Balance as of the Beginning of the Collection Period	$1,654,178,663.13
C. Pool Balance as of the End of the Collection Period	$1,569,842,227.38

D. Aggregate Cut-off Date Adjusted Principal Balance	$1,778,510,799.94
E. Adjusted Principal Balance as of the Beginning of the Collection Period	$1,619,491,081.78
F. Adjusted Principal Balance as of the End of the Collection Period	$1,537,609,498.62

G. Pool Factor as of end of Collection Period	0.863371264

III. Summary of Cash Disbursements

Total Available Collections	$90,347,533.66

A. Servicing Fee	$25,501.92
B. Indenture Trustee, Securities Administrator, Owner Trustee and Administrator Fees	($0.00)
C. Net Swap Payments	$60,940.30
D. Total Class A Interest Payment	$4,942,470.87
E. First Allocation of Principal	$0.00
F. Class B Interest Payment	$199,410.00
G. Second Allocation of Principal	$34,485,154.64
H. Class C Interest Payment	$115,109.42
I. Regular Allocation of Principal	$50,518,946.51
J. Remaining Available Collections Released to Certificateholder	$0.00

MERRILL AUTO TRUST SECURITIZATION
SERIES 2005-1

Contact:
	Monthly Statement to Noteholders	Derek Klein
Account Administrator
651-495-3839
Distribution Date:	September 26, 2005	derek.klein@usbank.com

IV. Accrued Note Interest Distribution

			Beginning	Interest on			Ending
			Interest	Interest	Interest	Interest	Interest
		Monthly	Carryover	Carryover	Distributable	Distributable	Carryover
Class	Rate	Interest	Shortfall	Shortfall	Amount	Amount Paid	Shortfall
A-1	3.47200%	$937,886.43	$0.00	$0.00	$937,886.43	$937,886.43	$0.00
A-2a	3.90000%	$487,500.00	$0.00	$0.00	$487,500.00	$487,500.00	$0.00
A-2b	3.65125%	$1,583,831.11	$0.00	$0.00	$1,583,831.11	$1,583,831.11	$0.00
A-3	4.10000%	$1,424,750.00	$0.00	$0.00	$1,424,750.00	$1,424,750.00	$0.00
A-4	3.68125%	$508,503.33	$0.00	$0.00	$508,503.33	$508,503.33	$0.00
B	3.88125%	$199,410.00	$0.00	$0.00	$199,410.00	$199,410.00	$0.00
C	4.16125%	$115,109.42	$0.00	$0.00	$115,109.42	$115,109.42	$0.00

V. Summary of Principal Distributions

A. Principal Distribution Amount Triggers (Sequential Pay Trigger)
1. Annualized Average Monthly Net Loss Rate		0.29%
2. Payment Date:
	July 2005 through June 2006	1.50%
	July 2006 through June 2007	1.75%
	July 2007 through June 2008	2.00%
	After June 2008	2.75%
3. Principal Distribution Amount Trigger Status		Pass

B First Allocation of Principal	$0.00
C. Second Allocation of Principal	$34,485,154.64
D. Regular Allocation of Principal	$50,518,946.51
E. Total Principal Distributions	$85,004,101.15

Class A Principal Payment Amount	$85,004,101.15
Class B Principal Payment Amount	$0.00
Class C Principal Payment Amount	$0.00

VI. Overcollateralization Amount

A. Initial Overcollateralization Amount	$8,890,799.94
B. Current Overcollateralization Amount	$19,398,946.51
C. Target Overcollateralization Amount	$38,440,237.47

VII. Delinquency and Default Information

A. Delinquency Information
Delinquency	Count	Principal
0-29 days	131,715	$1,557,023,981.26
30-59 days	733	$9,064,065.54
60-89 days	121	$1,747,065.68
90+ days	58	$952,977.80
Repossessed Vehicles	72	$1,054,137.10
Total	132,699	$1,569,842,227.38

B. Delinquency Ratio ( >= 60 days)
1. Outstanding Principal Balance of 60+ Delinquencies	$2,700,043.48
2. Principal Balance as of the End of the Collection Period	$1,569,842,227.38
3. Delinquency Ratio (1/2)	0.17%
4. Delinquency Ratio for Prior Collection Period	0.11%
5. Delinquency Ratio for 2 Collection Periods Prior	0.06%
6. Average Delinquency Ratio ((sum 3 through 5) / 3)	0.11%

C. Defaulted Receivables
1. Principal Balance of Receivables which became Defaulted Receivables in current Collection Period	$1,385,425.01
2. Principal Balance of Receivables which became Defaulted Receivables in current Collection Period as % of Pool Balance	0.08%
3. Number of Receivables which became Defaulted Receivables in current Collection Period	112
4. Cumulative Principal Balance of Defaulted Receivables since inception	$2,003,309.20
5. Cumulative Principal Balance of Defaulted Receivables since inception as % of Cut-Off Date Pool Balance	0.11%
6. Cumulative Number of Defaulted Receivables since inception	165

MERRILL AUTO TRUST SECURITIZATION
SERIES 2005-1

Contact:
	Monthly Statement to Noteholders	Derek Klein
Account Administrator
651-495-3839
Distribution Date:	September 26, 2005	derek.klein@usbank.com

VIII. Aggregate Portfolio Average Monthly Net Loss Rate

1. Pool Balance as of the Cut-off Date	$1,818,270,183.60
2. Net Losses during Collection Period	$863,638.19
3. Pool Balance as of the Beginning of the Collection Period	$1,654,178,663.13
4. Monthly Net Loss Ratio (2 / 3)	0.05%
5. Cumulative Net Principal Loss	$1,212,485.18
6. Cumulative Net Loss Ratio (5 / 1)	0.07%

A. Monthly Net Loss Ratio for 2 Collection Periods Prior	0.00%
B. Monthly Net Loss Ratio for Prior Collection Period	0.02%
C. Monthly Net Loss Ratio for Current Collection Period	0.05%
D. Rolling 3 Month Monthly Net Loss Ratio ((sum A through C) / 3)	0.02%

IX. Aggregate Portfolio Information

A. Weighted Average APR	5.45% ^
B. Weighted Average Remaining Term	41
C. Weighted Average Original Term	61
D Monthly Prepayment Speed (% ABS)	1.78%
E. Life to Date Prepayment Speed (% ABS)	0.78%

X. Individual Pool Information

	Ford	E-Loan	Onyx	Capital One
Pool Balance as of the Cut-off Date ($)	$369,693,017.43	$713,190,020.60	$571,044,086.49	$164,343,059.08
Pool Balance as of the Cut-off Date (% of total)	20.33%	39.22%	31.41%	9.04%

Pool Balance as of the End of the Collection Period ($)	$310,040,771.63	$616,453,308.05	$507,843,002.84	$135,505,144.86
Pool Balance as of the End of the Collection Period (% of total)	19.75%	39.27%	32.35%	8.63%

Original Weighted Average APR	4.99%	6.09%	4.95%	5.38%
Weighted Average APR at end of Collection Period	5.00% ^	6.11% ^	4.95% ^	5.38% ^

Original Weighted Average Remaining Term (months)	33	46	50	34
Weighted Average Remaining Term at end of Collection Period (months)	31	43	48	32

Original Weighted Average Original Term (months)	60	58	63	59

^ - Note: reported figures were updated on 9/27/2005